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                                                               February 21, 1995

Mr. William S. Sudhaus
606 Pugh Road
Strafford, PA   19087

       Re:    Amended and Restated Employment Agreement
              Made as of January 1, 1994

Dear Bill:

       This is to confirm the agreement between Castle Energy Corporation and you to amend the above-referenced agreement to eliminate from the description of your "Office" in section 2(a) your service as Chairman and Chief Executive Officer of Powerine Oil Company and its subsidiaries.

       Please sign in the place indicated below signifying your agreement to this amendment.

                                                 Sincerely,

                                                 /s/ Joseph L. Castle II
                                                 ------------------------------
                                                 Joseph L. Castle II

AGREED TO AND ACCEPTED



/s/ William S. Sudhaus
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William S. Sudhaus
February ___, 1995